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                                                                      Exhibit 10



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated February 10, 2003 in this Registration Statement (Form N-1A No. 33-10438) of UBS Series Trust Tactical Allocation Portfolio.


                                     ERNST & YOUNG LLP




New York, New York
March 31, 2003